Ex 23.1


                        Consent of Independent Auditors'

The Board of Directors
Drew Industries Incorporated:

We consent to the use of our report incorporated herein by reference in the Registration Statement on Form S-3 and to the reference to our firm under the heading "Experts" in the prospectus.


/s/KPMG LLP

Stamford, Connecticut
August 22, 2002